1 T H I R D Q U A R T E R 2 0 2 2 Wabtec Financial Results & Company Highlights

2 Forward looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of acquisitions by Wabtec, statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements regarding synergies and other expected benefits from acquisitions; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2022 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings.

3 P R E S E N T E R S RAFAEL SANTANA President & Chief Executive Officer W A B T E C Today’s participants I N V E S T O R R E L A T I O N S JOHN OLIN Executive Vice President & Chief Financial Officer KRISTINE KUBACKI Vice President, Investor Relations 3

WABTEC

3Q 2022 overview

3Q 2022 HIGHLIGHTS

SALES	$2.08B	Up 9.1% YoY	Sales were up 14.3% excluding foreign currency exchange … driven by strong Freight segment growth
ADJUSTED OPERATING MARGIN(2)	16.4%	GAAP: 12.5%	Higher sales growth and improved productivity … offset by mix driven by higher locomotive sales
ADJUSTED EARNINGS PER SHARE(2)	$1.22	GAAP: $0.88	Adjusted EPS up 7.0% YoY … driven by strong Freight segment sales
CASH FLOW FROM OPERATIONS(1)	$204M		YTD cash flow from operations of $628M … continue to invest for growth and maximize returns to shareholders
BACKLOG	$22.61B		Backlog provides improved multi-year visibility … up $0.77B YoY and up $1.52B excluding FX impacts

STRONG MULTI-YEAR BACKLOG DRIVING PROFITABLE GROWTH

4

(1) Quarterly benefit from securitization of accounts receivable was $25 million
(2) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations

WABTEC

2022 Market Expectations

FREIGHT

NA Carloads	↔/-
Locomotive and Railcars Unparkings	+
International Freight Volumes	+
NA Railcar Production	++
Mining Commodities	+/↔

TRANSIT

Infrastructure Investment	+
Global Ridership	+

NORTH AMERICAN FREIGHT CARLOADS



(6.4%)
3.2%
5.1%
20.2%
(0.1%)
(4.9%)
(3.7%)
(3.3%)
0.2%
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Source: Association of American Railroads

AVG. NORTH AMERICAN PARKED LOCOMOTIVES



2018
2019
2020
2021
2022 YTD

Source: Wabtec

YTD 2022 FREIGHT VOLUMES



(2.7%)
6.1%
9.0%
(7.1%)
1.0%
Brazil
China
India
South Africa
Kazakhstan

Sources: China, Kazakhstan, India Ministry of Railways, Brazil: ANTT, South Africa

5

6 DRIVERS OF PORTFOLIO GROWTH RECENT WINS Signed strategic $600 million MOU in Kazakhstan for 150 FLXdrive shunters, LNG kits and digital solutions Signed key orders in Australia and Africa for kits and locomotives 300 platform door order in Central America Signed 5-year European locomotive services contract with Akiem W A B T E C Executing on our value creation framework Accelerate innovation of scalable technologies Grow and refresh expansive global installed base Lead decarbonization of rail Expand high-margin recurring revenue streams Drive continuous operational improvement 6

WABTEC

Resilient portfolio through the cycle

Favorable end-markets


~35%
Transit
~65%
Freight

FREIGHT

+ Accelerating investment in the fleet
+ Strong international order pipeline
+ Growing installed base

TRANSIT

+ Increased global investment in infrastructure
+ Mega trends favor increasing ridership

Robust backlog & recurring revenue


$21.9B
$21.4B
$21.8B
$22.6B
3Q19
3Q20
3Q21
3Q22

- Strong 12-month and multi-year backlog provides resiliency and visibility despite macro volatility
- Significant recurring revenue base drives ~60% of profits


41%*
recurring
revenue

*based on 2021 sales

Demonstrated execution


ADJ EBIT MARGIN (1)
15.5%
15.8%
16.5%
YTD 20
YTD 21
YTD 22

- Expanded margins despite higher input costs, supply chain disruptions and loss of business in Russia
- Aggressively managing costs and accelerating lean actions
- Launched Integration 2.0

STRONG OUTLOOK UNDERPINNED BY RESILIENT AND PREDICTABLE EARNINGS

7

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

8 STRONG SALES GROWTH AND INCREASED ADJ EPS DESPITE DISRUPTIONS AND MACRO VOLATILITY (1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations 3Q 2022 financial summary W A B T E C OPERATING INCOME/ OPERATING MARGIN 9.1% INCREASE 0.6 PTS OF ADJ MARGIN DECLINE $217M 11.4% 2021 GAAP SALES EPS 7.0% ADJ EPS INCREASE $1.91B 2021 $2.08B 2022 $261M 12.5% 2022 GAAP $325M 17.0% 2021 ADJ(1) $343M 16.4% 2022 ADJ(1) $0.69 2021 GAAP $0.88 2022 GAAP $1.14 2021 ADJ(1) $1.22 2022 ADJ(1) (UP 14.3% YoY EX-CURRENCY)

WABTEC

3Q 2022 sales



($ in millions)

PRODUCT LINE	3Q22	YOY
Equipment	$443	32.2%
Components	$232	4.5%
Digital Electronics	$187	20.6%
Services	$669	14.8%
Freight Segment	$1,531	18.2%
Transit Segment	$550	(10.1%)
TOTAL SALES	**$2,081**	**9.1%**

3Q KEY DRIVERS

EQUIPMENT
Significantly higher international locomotives deliveries

COMPONENTS
Higher due to improving OE railcar build and increased railcars in operation … partially offset by supply chain disruptions

DIGITAL ELECTRONICS
Higher demand for on-board locomotive products, software upgrades and acquisitions … partially offset by ongoing chip shortage

SERVICES
Higher active locomotive fleet and increased modernizations

TRANSIT
Decreased primarily as a result of unfavorable foreign currency exchange … sales up 2.6% on constant currency basis

9

WABTEC

3Q 2022 consolidated adjusted gross profit



($ in millions)

	3Q (1) (2)
2021 ADJ GROSS PROFIT	**$626**
% Adj Gross Profit Margin	*32.8%*
Volume	↑↑
Mix/Pricing	↑
Raw Materials	↓
Currency	↓
Manufacturing/Other	↑
2022 ADJ GROSS PROFIT	**$653**
% Adj Gross Profit Margin	*31.4%*

3Q KEY DRIVERS

VOLUME
Freight segment sales growth of 18.2%

MIX/PRICING
Higher pricing partially offset by a less rich mix of products between business groups

RAW MATERIALS
Costs pressures from higher metals and fuel

CURRENCY
Unfavorable foreign exchange impacted gross profit $20M (adjusted operating income negatively impacted by $6M)

MANUFACTURING/OTHER
Productivity gains, largely offset by higher transportation and logistics costs

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

(2) 3Q 2021 GAAP gross profit was $603M (GAAP gross profit margin of 31.6%). 3Q 2022 GAAP gross profit was $648M (GAAP gross profit margin of 31.1%)

10

WABTEC

3Q 2022 consolidated adjusted operating income

($ in millions)	3Q (1) (2)
2021 ADJ OP INCOME	**$325**
% Adj Operating Margin	*17.0%*
Adj Gross Profit	27
Adj SG&A	1
Engineering	(10)
2022 ADJ OP INCOME	**$343**
% Adj Operating Margin	*16.4%*

ADJ OPERATING INCOME UP YEAR-OVER-YEAR ON HIGHER GROSS PROFIT, PARTIALLY OFFSET BY INCREASED ENGINEERING INVESTMENT

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(2) 3Q 2021 GAAP operating income was $217M (GAAP operating margin of 11.4%). 3Q 2022 GAAP operating income was $261M (GAAP operating margin of 12.5%)

11

12 (1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations (2) Freight segment operating income was positively impacted by below-market intangible amortization of $14 million, down $2 million from 3Q 2021 (3) Foreign exchange negatively impacted Freight sales by $21 million; Foreign exchange rates had a negative $298 million impact on segment backlog 3Q 2022 Freight segment performance W A B T E C 18.2% INCREASE OPERATING INCOME/ OPERATING MARGIN 0.7 PTS OF ADJ MARGIN DECLINE $195M 15.1% 2021 GAAP SALES BACKLOG 5.3% INCREASE YoY $1.30B 2021 $1.53B(3) 2022 $233M 15.2% 2022 GAAP $266M 20.6% 2021 ADJ(1,2) $307M 19.9% 2022 ADJ(1,2) $18.21B 2021 $19.17B(3) 2022 (UP 6.9% YoY EX-CURRENCY)(UP 19.8% YoY EX-CURRENCY)

13 (1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations (2) Foreign exchange negatively impacted Transit sales by $78 million; Foreign exchange rates had a negative $458 million impact on segment backlog 3Q 2022 Transit segment performance W A B T E C OPERATING INCOME/ OPERATING MARGIN 10.1% DECREASE 1.5 PTS OF ADJ MARGIN DECLINE $44M 7.2% 2021 GAAP SALES BACKLOG 5.4% DECREASE YoY $612M 2021 $550M(2) 2022 $53M 9.6% 2022 GAAP $77M 12.5% 2021 ADJ(1) $60M 11.0% 2022 ADJ(1) $3.63B 2021 $3.44B(2) 2022 (UP 7.2% YoY EX-CURRENCY)(UP 2.6% YoY EX-CURRENCY)

WABTEC

Resilient business allows for execution on financial priorities

FOCUSED ON CASH CONVERSION

CASH FROM OPS (1)



2021 YTD
$759M
103% cash conv
2022 YTD
$628M
75% cash conv

3Q cash conv of 72% ... full-year cash generation expected to be **>90%**

YTD cash generation impacted by proactive inventory build ahead of higher sales and managing supply chain disruptions of critical parts

STRONG FINANCIAL POSITION

ADJ LEVERAGE



3Q21
Adj leverage
2.6x
3Q22
Adj leverage
2.3x

Adjusted net leverage (2) **improved** ... committed to maintaining investment grade ratings

Strengthening balance sheet ... strong liquidity of $2.14B (3)

RETURN CAPITAL TO SHAREHOLDERS



2021 YTD
$200M
$69M
2022 YTD
$400M
$83M
Share repurchases
Dividends

Returning capital to shareholders...
YTD share repurchases of $400M and $83M in dividends

STRONG FINANCIAL POSITION; INVESTING IN HIGH-RETURN OPPORTUNITIES FOR GROWTH

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) Net debt is defined as total debt minus cash and cash equivalents; adjusted leverage is defined as net debt divided by trailing 12-month adjusted EBITDA
(3) At September 30, 2022, the Company's total available liquidity was $2.14 billion, which includes cash and cash equivalents of $0.51 billion plus $1.63 billion available under current credit facilities

14

WABTEC

2022 outlook and guidance

REVENUES

$8.15B to $8.35B

ADJUSTED EPS

$4.75 to $4.95

CASH CONVERSION (1)

>90%

BROAD-BASED RECOVERY ACROSS PORTFOLIO

EQUIPMENT

Significantly higher deliveries of international locomotives and improved demand for mining equipment

COMPONENTS

Railcars coming out of storage … higher railcar build

SERVICES

Increased demand for reliable, efficient power … unparking of locos and higher MODs

DIGITAL ELECTRONICS

Growth driven by international expansion, product upgrades and M&A

TRANSIT

Increased global infrastructure investment ... FX headwinds and supply chain challenges

KEY ASSUMPTIONS

Adjusted operating margin up
- Favorable productivity/absorption, offset by mix, cost inflation and unfavorable FX
- SG&A as % of sales down
- Engineering as % of sales up

Tax rate ~25% (vs prior ~26%)
Capex ~1.75% of sales (vs prior ~2%)

(1) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

15

16 W A B T E C Key takeaways 02 Innovative, sustainable technologies to expand Wabtec’s market- share and drive long-term profitable growth 03 Growth strategy driving strong cash flow and margin expansion 04 Strong long-term business fundamentals driving long-term value creation for shareholders 01 Significant global installed base combined with multi-year backlog provides resilient and predictable earnings

17 Income statement Appendix A ( 1 of 2) 2022 2021 2022 2021 Net sales 2,081$ 1,907$ 6,056$ 5,749$ Cost of sales (1,433) (1,304) (4,168) (4,032) Gross profit 648 603 1,888 1,717 Gross profit as a % of Net Sales 31.1% 31.6% 31.2% 29.9% Selling, general and administrative expenses (260) (269) (757) (766) Engineering expenses (54) (44) (149) (124) Amortization expense (73) (73) (218) (215) Total operating expenses (387) (386) (1,124) (1,105) Operating expenses as a % of Net Sales 18.6% 20.2% 18.6% 19.2% Income from operations 261 217 764 612 Income from operations as a % of Net Sales 12.5% 11.4% 12.6% 10.6% Interest expense, net (48) (42) (135) (135) Other income, net 4 - 15 25 Income before income taxes 217 175 644 502 Income tax expense (54) (43) (162) (130) Effective tax rate 24.7% 24.8% 25.1% 26.0% Net income 163 132 482 372 Less: Net income attributable to noncontrolling interest (3) (1) (7) (4) Net income attributable to Wabtec shareholders 160$ 131$ 475$ 368$ Earnings Per Common Share Basic Net income attributable to Wabtec shareholders 0.88$ 0.69$ 2.60$ 1.95$ Diluted Net income attributable to Wabtec shareholders 0.88$ 0.69$ 2.59$ 1.95$ Basic 181.3 187.6 182.6 188.2 Diluted 181.9 188.0 183.1 188.6 September 30, September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022 AND 2021 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Nine Months Ended

18Appendix A ( 2 of 2) Income statement (cont.) 2022 2021 2022 2021 Segment Information Freight Net Sales 1,531$ 1,295$ 4,343$ 3,814$ Freight Income from Operations 233$ 195$ 655$ 510$ Freight Operating Margin 15.2% 15.1% 15.1% 13.4% Transit Net Sales 550$ 612$ 1,713$ 1,935$ Transit Income from Operations 53$ 44$ 168$ 159$ Transit Operating Margin 9.6% 7.2% 9.8% 8.2% Backlog Information (Note: 12-month is a sub-set of total) September 30, 2022 June 30, 2022 September 30, 2021 Freight Total 19,173$ 19,679$ 18,212$ Transit Total 3,437 3,548 3,632 Wabtec Total 22,610$ 23,227$ 21,844$ Freight 12-Month 4,567$ 4,821$ 4,060$ Transit 12-Month 1,700 1,745 1,648 Wabtec 12-Month 6,267$ 6,566$ 5,708$ September 30, September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022 AND 2021 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Nine Months Ended

19Balance sheet Appendix B September 30, 2022 December 31, 2021 In mill ions Cash and cash equivalents 514$ 473$ Receivables, net 1,462 1,477 Inventories 2,023 1,689 Other current assets 200 193 Total current assets 4,199 3,832 Property, plant and equipment, net 1,402 1,497 Goodwill 8,361 8,587 Other intangible assets, net 3,410 3,705 Other noncurrent assets 890 833 Total assets 18,262$ 18,454$ Current liabilities 3,328$ 2,910$ Long-term debt 3,824 4,056 Long-term liabilities - other 1,185 1,249 Total liabilities 8,337 8,215 Shareholders' equity 9,881 10,201 Noncontrolling interest 44 38 Total shareholders' equity 9,925 10,239 Total Liabilities and Shareholders' Equity 18,262$ 18,454$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

20Appendix C Cash flow 2022 2021 In mill ions Operating activities Net income 482$ 372$ Non-cash expense 355 373 Receivables (39) 35 Inventories (401) (32) Accounts Payable 232 41 Other assets and liabilities (1) (30) Net cash provided by operating activities 628 759 Net cash used for investing activities (149) (475) Net cash used for financing activities (395) (433) Effect of changes in currency exchange rates (43) 6 Increase (decrease) in cash 41 (143) Cash and cash equivalents, beginning of period 473 599 Cash and cash equivalents, end of period 514$ 456$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Nine Months Ended September 30,

Appendix D
(1 of 2)

21

EPS

and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Third Quarter 2022 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,081	$ 648	$ (387)	$ 261	$ (44)	$ (54)	$ 163	$ (3)	$ 160	$ 0.88
Restructuring & Transaction costs	-	5	4	9	-	(2)	7	-	7	$ 0.04
Non-cash Amortization expense	-	-	73	73	-	(18)	55	-	55	$ 0.30
Adjusted Results	$ 2,081	$ 653	$ (310)	$ 343	$ (44)	$ (74)	$ 225	$ (3)	$ 222	$ 1.22
Fully Diluted Shares Outstanding										181.9

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Third Quarter Year-to-Date 2022 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 6,056	$ 1,888	$ (1,124)	$ 764	$ (120)	$ (162)	$ 482	$ (7)	$ 475	$ 2.59
Restructuring & Transaction costs	-	12	8	20	-	(5)	15	-	15	$ 0.08
Non-cash Amortization expense	-	-	218	218	-	(54)	164	-	164	$ 0.89
Adjusted Results	$ 6,056	$ 1,900	$ (898)	$ 1,002	$ (120)	$ (221)	$ 661	$ (7)	$ 654	$ 3.56
Fully Diluted Shares Outstanding										183.1

Wabtec CORPORATION

Appendix D
(2 of 2)

22

EPS
and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Third Quarter 2021 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 1,907	$ 603	$ (386)	$ 217	$ (42)	$ (43)	$ 132	$ (1)	$ 131	$ 0.69
Restructuring & Transaction costs	-	23	12	35	-	(8)	27	-	27	$ 0.14
Non-cash Amortization expense	-	-	73	73	-	(18)	55	-	55	$ 0.29
Foreign Exchange Loss	-	-	-	-	3	(2)	1	-	1	$ 0.02
Adjusted Results	$ 1,907	$ 626	$ (301)	$ 325	$ (39)	$ (71)	$ 215	$ (1)	$ 214	$ 1.14
Fully Diluted Shares Outstanding										188.0

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Third Quarter Year-to-Date 2021 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 5,749	$ 1,717	$ (1,105)	$ 612	$ (110)	$ (130)	$ 372	$ (4)	$ 368	$ 1.95
Restructuring & Transaction costs	-	48	32	80	-	(19)	61	-	61	$ 0.32
Non-cash Amortization expense	-	-	215	215	-	(56)	159	-	159	$ 0.84
Foreign Exchange Gain	-	-	-	-	(8)	2	(6)	-	(6)	$ (0.03)
Adjusted Results	$ 5,749	$ 1,765	$ (858)	$ 907	$ (118)	$ (203)	$ 586	$ (4)	$ 582	$ 3.08
Fully Diluted Shares Outstanding										188.6

Wabtec CORPORATION

Appendix E 23

EBITDA reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2022 Q3 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$261		$4		$117		$382		$9		$391

Wabtec Corporation
2022 Q3 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$764		$15		$354		$1,133		$20		$1,153

Wabtec Corporation
2021 Q3 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$217		$0		$121		$338		$35		$373

Wabtec Corporation
2021 Q3 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$612		$25		$364		$1,001		$80		$1,081

Wabtec CORPORATION

24 Sales by product line Appendix F In mill ions 2022 2021 Freight Segment Equipment 443$ 335$ Components 232 222 Digital Electronics 187 155 Services 669 583 Total Freight Segment 1,531$ 1,295$ Transit Segment Original Equipment Manufacturer 264$ 287$ Aftermarket 286 325 Total Transit Segment 550$ 612$ In mill ions 2022 2021 Freight Segment Equipment 1,098$ 925$ Components 695 649 Digital Electronics 504 473 Services 2,046 1,767 Total Freight Segment 4,343$ 3,814$ Transit Segment Original Equipment Manufacturer 815$ 894$ Aftermarket 898 1,041 Total Transit Segment 1,713$ 1,935$ Nine Months Ended September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended September 30,

25Segment gross margin & operating margin reconciliation Appendix G In millions Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Freight Segment Reported Results 497$ 233$ 444$ 195$ 1,414$ 655$ 1,214$ 510$ Freight Segment Reported Margin 32.5% 15.2% 34.3% 15.1% 32.6% 15.1% 31.8% 13.4% Restructuring & Transaction costs 4 5 1 3 7 8 5 17 Non-cash Amortization expense - 69 - 68 - 204 - 200 Freight Segment Adjusted Results 501$ 307$ 445$ 266$ 1,421$ 867$ 1,219$ 727$ Freight Segment Adjusted Margin 32.7% 19.9% 34.3% 20.6% 32.7% 20.0% 31.8% 19.1% Transit Segment Reported Results 151$ 53$ 159$ 44$ 474$ 168$ 503$ 159$ Transit Segment Reported Margin 27.4% 9.6% 25.9% 7.2% 27.6% 9.8% 26.0% 8.2% Restructuring & Transaction costs 1 3 22 28 5 10 43 54 Non-cash Amortization expense - 4 - 5 - 14 - 15 Transit Segment Adjusted Results 152$ 60$ 181$ 77$ 479$ 192$ 546$ 229$ Transit Segment Adjusted Margin 27.5% 11.0% 29.6% 12.5% 27.9% 11.2% 28.2% 11.8% 2022 2021 2022 2021 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) Three Months Ended September 30, Nine Months Ended September 30,

26 Segment sales reconciliation Appendix H In mill ions Freight Transit Consolidated 2021 Net Sales 1,295$ 612$ 1,907$ Acquisitions 18 1 19 Foreign Exchange (21) (78) (99) Organic 239 15 254 2022 Net Sales 1,531$ 550$ 2,081$ Change ($) 236 (62) 174 Change (%) 18.2% -10.1% 9.1% Freight Transit Consolidated 2021 Net Sales 3,814$ 1,935$ 5,749$ Acquisitions 62 3 65 Foreign Exchange (41) (171) (212) Organic 508 (54) 454 2022 Net Sales 4,343$ 1,713$ 6,056$ Change ($) 529 (222) 307 Change (%) 13.9% -11.5% 5.3% Nine Months Ended September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT (UNAUDITED) Three Months Ended September 30,

27 Cash conversion reconciliation Appendix I Wabtec Corporation 2022 Q3 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $204 $163 $119 72% Wabtec Corporation 2022 Q3 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $628 $482 $359 75% Wabtec Corporation 2021 Q3 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $244 $132 $122 96% Wabtec Corporation 2021 Q3 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $759 $372 $368 103% Cash Conversion Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) =